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                                2,200,000 Shares

                        LAZARE KAPLAN INTERNATIONAL INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                               December __, 1996

UBS Securities LLC
Furman Selz LLC

         As Representatives of the Several Underwriters
         c/o UBS Securities LLC
         299 Park Avenue
         New York, NY  10171

Ladies and Gentlemen:

                  Lazare Kaplan International Inc., a Delaware corporation (the "Company"), proposes to issue and sell 1,800,000 shares of its authorized but unissued Common Stock, $1.00 par value per share (the "Common Stock"), and the stockholder of the Company listed on Schedule B hereto (the "Selling Securityholder") proposes to sell an aggregate of 400,000 shares of Common Stock (collectively, such 2,200,000 shares of Common Stock are hereinafter referred to as the "Firm Shares") to the several underwriters listed on Schedule A to this Agreement (collectively, the "Underwriters"). The Company also proposes to grant to the Underwriters an option to purchase up to 330,000 additional shares (the "Option Shares") of Common Stock on the terms and for the purposes set forth in
Section 3(c). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                  The Company and the Selling Securityholder severally wish to confirm as follows their agreements with you (the "Representatives") and the other Underwriters on whose behalf you are acting in connection with the several purchases by the Underwriters of the Shares.

         1. REGISTRATION STATEMENT. A registration statement on Form S-2 (File No. 333-14227) including a prospectus relating to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations
(the "Rules and Regulations") of the Securities and Exchange
Commission (the "Commission") thereunder, has been filed



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with the Commission and either (i) has been declared effective under the Act and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. There have been delivered to you three signed copies of such registration statement and each amendment thereto, together with three copies of each exhibit filed therewith. Copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Shares all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as

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amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. The term "Offering Memorandum" as used in this Agreement shall mean the Offering Memorandum consisting of the Prospectus and a Canadian wrap-around used in connection with the offering of

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the Shares in Canada. No document has been or will be
prepared or distributed in reliance on Rule 434 under the Act.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SECURITYHOLDER.

                  (a)      Each of the Company and the Selling
Securityholder hereby represents and warrants as follows:

                           (i)  The Company has not received, and has no
notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the

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Initial Registration Statement, the Initial Registration Statement and the
Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The foregoing representations and warranties in this section 2(a) do not apply to any statements made in, or omissions from, a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 9(b). The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus, the Offering Memorandum or any other materials, if any, permitted by the Act.

                      (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operations or business prospects of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Rules and Regulations) that are currently engaged in any business activity other than the subsidiaries set forth on Schedule 2(a)(ii)(A) (collectively, the "Subsidiaries"). The Company owns directly or indirectly 100% of the outstanding capital stock of each of the Subsidiaries, other than Lazare Kaplan Botswana (Pty) Ltd., of which the Company owns 60% of the outstanding common stock. Other than (i) the Subsidiaries, (ii) the subsidiaries of the Company listed on Schedule 2(a)(ii)(B) hereto and as set forth on such Schedule 2(a)(ii)(B) and (iii) the other entities listed on Schedule 2(a)(ii)(C) hereto and as set forth on such Schedule 2(a)(ii)(C), the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture,

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association or other entity. Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to the Representatives, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. No subsidiary of the Company listed on Schedule 2(a)(ii)(B) hereto currently conducts any business activity or has any liabilities or assets (other than the initial cash capitalization of such subsidiary). Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement. Each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 2(a)) are owned directly or indirectly by the Company subject to no security interest, other encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligation to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                     (iii)  The Company has full power and authority
(corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which its properties are bound, or (ii) the certificate of incorporation or bylaws of the Company or any Subsidiary or (iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body to which the Company or any Subsidiary is subject. The Company is

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not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body as a requirement for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under state securities or blue sky ("Blue Sky") laws or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"), or under applicable Canadian securities laws.

                           (iv)  Except as disclosed in the Prospectus,
there is not pending or, to the Company's knowledge, threatened, any action, suit, claim, proceeding or investigation against the Company or its Subsidiaries or any of their respective officers or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise which might result in a Material Adverse Effect, or prevent consummation of the transactions contemplated hereby. There are no statutes, rules, regulations, agreements, contracts, leases or documents that are required to be described in the Prospectus, or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement.

                           (v)  All outstanding shares of capital stock
of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Offering Memorandum and the Prospectus (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company).

                      (vi)  The Shares to be sold by the Company
have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. The Shares to be sold by the Selling Securityholder are duly authorized, are duly and validly issued, fully paid and nonassessable. The Shares conform to the description

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thereof in the Prospectus. Except as set forth in the Prospectus, no preemptive right, co-sale right, right of first refusal or other similar rights of securityholders exists with respect to any of the Shares or the issue and sale thereof other than those that have been expressly waived prior to the date hereof. No holder of securities of the Company has the right to cause the Company to include such holder's securities in the Registration Statement. No further approval or authorization of any security holder, the Board of Directors or any duly appointed committee thereof or others is required for the issuance and sale or transfer of the Shares, either by the Company or the Selling Securityholder, except as may be required under the Act, the Exchange Act or under state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus, the Offering Memorandum and the financial statements of the Company, and the related notes thereto, included in the Prospectus and the Offering Memorandum, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other plans or arrangements, and the options or other rights granted and exercised thereunder, incorporated by reference in the Prospectus and the Offering Memorandum accurately and fairly presents, in all material respects, as of the date of such information, the information required to be shown with respect to such plans, arrangements, options and rights.

                     (vii)  The Shares to be sold by the Selling
Securityholder are listed on the American Stock Exchange, and prior to the Closing Date the Shares to be issued and sold by the Company will be authorized for listing by the American Stock Exchange upon official notice of issuance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the American Stock Exchange, nor has the Company received any notification that the Commission or the American Stock Exchange is contemplating terminating such registration or listing.

                    (viii) Ernst & Young LLP and Deloitte & Touche LLP (the "Accountants"), each of whom has examined certain of the financial statements, together with the related schedules and notes, of the Company filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are, or were at the time of

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such examination, respectively, independent public accountants within the meaning of the Act and the Rules and Regulations. The financial statements of the Company, together with the related schedules and notes, forming part of the Registration Statement, the Offering Memorandum and the Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All financial statements, together with the related schedules and notes, filed with the Commission as part of the Registration Statement have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Registration Statement. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required by the Act or the Rules and Regulations to be included in the Registration Statement.

                      (ix) Subsequent to the respective dates as of which information is given in the Registration Statement, the Offering Memorandum and the Prospectus, there has not been (i) any material adverse change, or any development which is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, financial condition, business or operations of the Company and its Subsidiaries taken as a whole,
(ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock (other than shares of Common Stock issued pursuant to stock options issued pursuant to stock option plans that the Prospectus indicates are outstanding) or outstanding indebtedness of the Company or its Subsidiaries or
(v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

                           (x)  Except as set forth in the Prospectus
and the Offering Memorandum, (i) the Company and each Subsidiary have good and marketable title to all material properties and assets described in the Prospectus and the

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Offering Memorandum as owned by them, free and clear of any pledge, lien, security interest, charge, encumbrance, claim, equitable interest, or restriction that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them or that would have a Material Adverse Effect, (ii) the agreements to which the Company or any Subsidiary is a party described in the Prospectus and the Offering Memorandum are valid agreements, enforceable against the Company or such Subsidiary in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements and (iii) the Company and each Subsidiary have valid and enforceable leases for the properties described in the Prospectus and the Offering Memorandum as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Registration Statement.

                      (xi) The Company and each Subsidiary now hold and at the Closing Date and any later Option Closing Date, as the case may be, will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect), all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed). Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws, or, except for defaults or violations which would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body. All of the descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before any foreign, state or local government body exercising

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comparable authority are true, complete and accurate in all material respects.

                     (xii)  The Company and each Subsidiary have
filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any Subsidiary which might have a Material Adverse Effect. All material tax liabilities are adequately provided for within the financial statements of the Company.

                    (xiii) The Company and its Subsidiaries maintain insurance of the types and in the amounts adequate for their business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                     (xiv) Neither the Company nor its Subsidiaries are involved in any labor dispute or disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened.

                      (xv)  Except as described in the Prospectus
and the Offering Memorandum, the Company and each Subsidiary own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of their businesses as conducted and as proposed to be conducted as described in the Prospectus and the Offering Memorandum. The Company has no knowledge of any facts which would preclude it from having rights to its patent applications referenced in the Prospectus and the Offering Memorandum. The Company has no knowledge that it or any Subsidiary lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Prospectus and the Offering Memorandum, except as described in the Prospectus and the Offering Memorandum. The Prospectus and the Offering Memorandum fairly and accurately describe the Company's rights with respect to the Intellectual Property. The Company has not received any

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notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property. The Company is not aware of any patents of others which are infringed upon by potential products or processes referred to in the Prospectus and the Offering Memorandum in such a manner as to materially and adversely affect the Company and its Subsidiaries taken as a whole, except as described in the Prospectus and the Offering Memorandum.

                     (xvi)  Neither the Company nor any of its
Subsidiaries has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

                    (xvii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws (to the knowledge of the Company after reasonable investigation), is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                   (xviii) Neither the Company nor any of its Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public of quasi-public duties, other than payments required or permitted by the laws of the United States.

                     (xix)  The Company has timely and properly
filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act and the Rules and Regulations. True and complete copies of all such reports and other documents

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filed with the Commission since January 1, 1993 have been delivered to you.

                      (xx)  Neither the Company nor any of its
affiliates has any asset located in Cuba. In addition, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes, and the Company agrees to comply with such Section if prior to the completion of the distribution of the Shares it commences doing such business.

                  (b) The Selling Securityholder hereby represents and warrants as follows:

                           (i)      The Selling Securityholder has good and
marketable title to all of the Shares to be sold by the Selling Securityholder hereunder, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, with full right and authority to deliver the same hereunder, and that upon the delivery of and payment for such Shares hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever.

                      (ii)  The Selling Securityholder specifically
agrees that the Shares represented by the certificates held by the Selling Securityholder are subject to the interests of the several Underwriters and the Company, and that the obligations of the Selling Securityholder shall not be terminated by any act of the Selling Securityholder or by operation of law, whether by the death or incapacity of the Selling Securityholder or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of such Shares hereunder, certificates for such Shares shall be delivered by the Selling Securityholder or his estate in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred.

                     (iii)  The Selling Securityholder has reviewed
the Registration Statement and Prospectus and, although the Selling Securityholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Securityholder that would lead the Selling Securityholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated

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therein or necessary in order to make the statements therein not misleading or
(ii) on the Effective Date the Prospectus contained and, on the Closing Date and any later date on which Option Shares are to be purchased, contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         3.       PURCHASE OF THE SHARES BY THE UNDERWRITERS.

                  (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares to the several Underwriters, the Selling Securityholder agrees to sell to the several Underwriters the number of Firm Shares set forth in Schedule B opposite the name of the Selling Securityholder, and each of the Underwriters agrees to purchase from the Company and the Selling Securityholder the respective aggregate number of Firm Shares set forth opposite its name on Schedule A, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 3(b) hereof. The price at which such Firm Shares shall be sold by the Company and purchased by the several Underwriters shall be $_____ per share. The price at which such Firm Shares shall be sold by the Selling Securityholder and purchased by the several Underwriters shall be $_____ per share. The obligation of each Underwriter to the Company and the Selling Securityholder shall be to purchase from the Company and the Selling Securityholder that number of the Firm Shares which represents the same proportion of the total number of the Firm Shares to be sold by each of the Company and the Selling Securityholder pursuant to this Agreement as the number of the Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto represents of the total number of the Firm Shares to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and (c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified on Schedule A.

                  (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) to purchase and pay for the number of Firm Shares or Option Shares agreed to be purchased by such Underwriter or

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Underwriters, the Company or the Selling Securityholder shall immediately give notice thereof to you and the non-defaulting Underwriters shall have the right within 24 hours after such default to purchase, or procure one or more other Underwriters or substitute Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters or substitute Underwriters and upon the terms herein set forth, all or any part of the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Firm Shares or Option Shares, as the case may be, the number of Firm Shares or Option Shares, as the case may be, which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis (as adjusted by you in such manner as you deem advisable to avoid fractional shares) to absorb the remaining Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Firm Shares or Option Shares, as the case may be, exceeds 10% of the total number of Firm Shares or Option Shares, as the case may be, which all Underwriters agreed to purchase hereunder. If the total number of Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company and the Selling Securityholder shall have the right, within 24 hours next succeeding the 24-hour period referred to above, to make arrangements with other underwriters or purchasers reasonably satisfactory to you for purchase of such Firm Shares or Option Shares, as the case may be, on the terms herein set forth. In any such case, either you or the Company and the Selling Securityholder shall have the right to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 5 in order that any necessary changes in the Registration Statement, the Offering Memorandum, the Prospectus or any other documents or arrangements may be made. If the aggregate number of Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares or Option Shares, as the case may be, which all Underwriters agreed to purchase hereunder, and (i) if neither the non-defaulting Underwriters nor the Company

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and the Selling Securityholder shall make arrangements within the 24-hour periods stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Securityholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholder and (ii) if, in connection with the election by the Underwriters to purchase Option Shares in accordance with the terms of this Agreement, neither the non-defaulting Underwriters nor the Company and the Selling Securityholder shall make arrangements within the 24-hour periods stated above for the purchase of all the Option Shares for which such election has been made, the provisions of
Section 3(c) and 5(b) of this Agreement shall terminate with respect to such Option Shares but this Agreement shall otherwise remain in full force and effect. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company grants an option to the several Underwriters to purchase all or any portion of the Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares purchased from the Company. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written notice (including notice by telecopy if confirmed in writing delivered by hand or courier no later than 5:00 p.m. on the business day next following the date of such delivery by telecopy) by you to the Company setting forth the aggregate number of the Option Shares as to which the several Underwriters are exercising the option. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section 5 hereof. Each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, the exact number of shares to be adjusted by you in such manner as you deem advisable to avoid fractional shares.

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         4.       OFFERING BY UNDERWRITERS.

                  The terms of the public offering of the Shares in the United States by the Underwriters shall be as set forth in the Prospectus. The terms of the private placement of the Shares in Canada by the Underwriters shall be as set forth in the Offering Memorandum. The Underwriters may from time to time change the public offering and private placement prices after the closing of the public offering and the private placement, respectively, and increase or decrease the concessions and discounts to dealers as they may determine.

         5.       DELIVERY OF AND PAYMENT FOR THE SHARES.

                  (a) Delivery of certificates for the Firm Shares and the Option Shares (if the option granted pursuant to Section 3(c) hereof shall have been exercised not later than 1:00 p.m., New York time, on the date at least two business days preceding the Closing Date), and payment therefor, shall be made at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 at 9:00 a.m., New York City time, on the [FOURTH] business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such [FOURTH] business day, as shall be agreed upon in writing by the Company, the Selling Securityholder and you (the "Closing Date"). For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Shares sold pursuant to the offering.

                  (b) If the option granted pursuant to Section 3(c) hereof shall be exercised after 1:00 p.m., New York City time, on the date two business days preceding the Closing Date, and on or before the 30th day after the date of this Agreement, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 at 9:00 a.m., New York City time, on the third business day after the exercise of such option.

                  (c) Payment for the Shares purchased from the Company shall be made to the Company or its order and payment for the Shares purchased from the Selling Securityholder shall be made to the Selling Securityholder, in each case by one or more certified or official bank check or checks or wire transfers in same day funds. Such payment shall be made upon delivery of certificates for the Shares to you for the respective accounts of the several

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Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least three business days before the Closing Date, in the case of Firm Shares, and at least two business days prior to the Option Closing Date, in the case of the Option Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at a location in New York, New York, designated by the Underwriters not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the business day preceding the Option Closing Date.

         It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company and the Selling Securityholder for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later Option Closing Date. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

                  (d) As compensation for the Underwriters' commitments, the Selling Securityholder will pay to the Representatives for the Underwriters' proportionate accounts the sum of $__________ per share times the total number of Firm Shares purchased by the Underwriters from the Selling Stockholder on the Closing Date. Such payment will be made on the Closing Date by certified or official bank check or wire transfer in same day funds.

         6. FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING SECURITYHOLDER. Each of the Company and the Selling
Securityholder respectively covenants and agrees as follows:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by UBS Securities LLC subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise UBS Securities LLC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Shares

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under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by UBS Securities LLC. The Company will advise UBS Securities LLC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without UBS Securities LLC's consent; and the Company will also advise UBS Securities LLC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus. The Company will notify UBS Securities LLC promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. Promptly upon the request of UBS Securities LLC, the Company will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of the Representatives, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will promptly prepare and file with the Commission, and promptly notify UBS Securities LLC of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act. The Company

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will file no amendment or supplement to the Registration Statement or Prospectus that shall not previously have been submitted to UBS Securities a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Act and Rules and Regulations or the provisions of this Agreement.

                  (b) The Company will advise the Representatives, promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the initiation or threat of any proceeding for that purpose; and the Company and the Selling Securityholder will promptly use their best efforts to prevent the issuance of any such stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                  (c) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation, or to execute a general consent to service of process in any jurisdiction, or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified, the Company will make and file such statements, reports and other documents in each year as are or may be reasonably required by the laws of such jurisdictions so as to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares, or as otherwise may be required by law.

                  (d) The Company will furnish to the Representatives, as soon as available, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus, the Offering Memorandum and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as the Representatives may from time to time reasonably request.

                  (e) The Company will make generally available to its stockholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal

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quarter first occurring after the first anniversary of the effective date of the
Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and covering a twelve-month period beginning after the effective date of the Registration Statement, and will advise the Representatives in writing when such statement has been made available.

                  (f) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other "non-confidential" information concerning the Company as UBS Securities LLC may reasonably request.

                  (g) Prior to or simultaneously with the execution and delivery of this Agreement, the Company will obtain agreement from each beneficial owner of the Company's Common Stock listed on Schedule C to this Agreement providing that such person will not, for a period of 180 days after the date of the Prospectus, without the prior written consent of UBS Securities LLC, directly or indirectly, offer to sell, sell, contract to sell, grant any option to purchase, or otherwise dispose of, any shares of Common Stock beneficially owned as of the date such lockup agreement is executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock except, (a) by operation of law, (b) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction or (c) pursuant to a pledge of Common Stock to secure a bona fide loan to such beneficial owner. Each such person or entity shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person or entity, except in compliance with the foregoing restriction.

                  (h) The Company shall not, during the 180 days following the effective date of the Registration Statement,

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except with your prior written consent as Representatives, file a registration statement covering any of its shares of capital stock, except that one or more registration statements on Form S-8 may be filed at any time following the effective date of the Registration Statement.

                  (i) The Company shall not, during the 180 days following the effective date of the Registration Statement, except with your prior written consent as Representatives, issue, sell, offer or agree to sell, grant, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, other than (i) the sale of Shares hereunder, (ii) the grant of options or the issuance of shares of Common Stock under the Company's stock option plans or stock purchase plan, as the case may be, existing on the date hereof, and (iii) the issuance of shares of Common Stock upon exercise of the currently outstanding options or warrants described in the Registration Statement.

                  (j) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (k) The Company will use its best efforts to maintain listing of its shares of Common Stock on the American Stock Exchange for a period of five years after the Closing Date; provided, that the Company may, at its election, terminate the listing of its shares of Common Stock on the American Stock Exchange if, prior to any such termination, its shares of Common Stock are approved for listing on The New York Stock Exchange, Inc.

         7.       EXPENSES.

         The Company and the Selling Securityholder agree with each Underwriter that:

                  (a) The Company and the Selling Securityholder will pay and bear all costs, fees and expenses (other than, except as specified herein, fees of counsel to the Underwriters) in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), the Offering Memorandum (including fees relating to the filing of reports in Canada) Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the reproduction of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Blue Sky Memorandum and any

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instruments related to any of the foregoing; the issuance and delivery of the
Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all stock certificates representing the Shares and Transfer Agents' and Registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), the Offering Memorandum, Preliminary Prospectuses and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and expenses incident to securing any required review and the cost of qualifying the Shares under the laws of such jurisdictions within the United States as you may designate (including filing fees and fees and disbursements of legal counsel to the Underwriters in connection with such NASD filings and Blue Sky qualifications); listing application fees of the American Stock Exchange; and all other expenses directly incurred by the Company or the Selling Securityholder in connection with the performance of their obligations hereunder. The Selling Securityholder will pay any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by the Selling Securityholder.

                  (b) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Securityholder to perform any agreement on either of their part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company or the Selling Securityholder will, in addition to paying the expenses described in clause (a) above, reimburse the several Underwriters for all actual out-of-pocket expenses (including reasonable fees and disbursements of legal counsel to the Underwriters) incurred by the Underwriters in reviewing the Registration Statement and the Prospectus and in preparing the Offering Memorandum in otherwise investigating, preparing to market or marketing the Shares. Neither the Company nor the Selling Securityholder will in any event be liable to any of the several Underwriters for any loss of anticipated profits from the sale by them of the Shares.

                  (c) The provisions of paragraphs (a) and (b) of this Section are intended to relieve the Underwriters from the payment of the expenses and costs which the Company and the Selling Securityholder hereby agree to pay and shall not affect any agreement which the Company and the Selling Securityholder make, or may have made, for the sharing of any such expenses and costs.

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         8.       CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

         The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date and any later Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Securityholder herein, to the performance by the Company and the Selling Securityholder of their obligations hereunder and to the following additional conditions:

                  (a) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by UBS Securities LLC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by UBS Securities LLC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Securityholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, the Offering Memorandum and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to the Representatives, and the Representatives shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

                  (c) You shall have received, at no cost to you, on the Closing Date and on any later Option Closing Date, as

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the case may be, the opinion of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, counsel to the Company and the Selling Securityholder, dated the Closing Date or such later Option Closing Date, in the form attached hereto on Appendix A, addressed to the Underwriters and with reproduced copies of signed counterparts thereof for each of the Representatives.

                  (d) You shall have received from Sullivan & Cromwell, legal counsel to the Underwriters, an opinion and letter, dated the Closing Date or on any later Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all corporate proceedings undertaken by the Company and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters.

                  (e) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                                      -25-




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                     (iii) on the basis of the review referred to in clause (ii)
                  above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the unaudited consolidated net sales,
                           net operating income, net income and net income per share amounts for the three month periods ended August 31, 1996 and August 31, 1995 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as

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                           compared with the corresponding period of the
                           previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, or net operating income, or in the total or per share amounts of consolidated net income;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material

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         incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  [Additional clauses will be added for other data included in the Registration Statements, including the pro forma computations of earnings per share and the adjusted balance sheet information or earnings statements and for the financial statements from which the capsule information is derived.].

                  (f) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a certificate of the President and the Chief Financial Officer of the Company, dated the Closing Date or such later date, to the effect that as of such date (and you shall be satisfied that as of such date):

                      (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later Option Closing Date, as the case may be; and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date or any later Option Closing Date, as the case may be;

                      (ii) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Act;

                     (iii) The Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter;

                      (iv) They have carefully reviewed the Registration Statement, the Offering Memorandum and the Prospectus; and, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading; and when the Registration Statement became

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

effective, and at all times subsequent thereto up to the delivery of such certificate, none of the Registration Statement, the Prospectus or the Offering Memorandum or any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus or Offering Memorandum that has not been so set forth; and

                           (v)  Subsequent to the respective dates as of
which information is given in the Registration Statement, the Offering Memorandum and the Prospectus, there has not been (A) any material adverse change in the properties or assets described or referred to in the Registration Statement, the Offering Memorandum and the Prospectus or in the condition (financial or otherwise), operations, business or prospects of the Company and its Subsidiaries, (B) any transaction which is material to the Company and its Subsidiaries, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (D) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

                  (g) The Company and the Selling Securityholder shall have furnished to you such further certificates and documents as you shall reasonably request as to the accuracy of the representations and warranties of the Company and the Selling Securityholder herein, as to the performance by the Company and the Selling Securityholder of their obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

                  (h) The Firm Shares and the Option Shares, if any, shall have been approved for listing upon notice of issuance on the American Stock Exchange.

                  (i) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLC which meets the requirements of subsection (e) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

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                  All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives. The Company or the Selling Securityholder, as the case may be, will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

                  In case any of the conditions specified in this Section 8 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company and to the Selling Securityholder. Any such termination shall, except as provided in Section 7(b), be without liability of the Company or the Selling Securityholder to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholder; provided, however, that in the event of such termination, the Company and the Selling Securityholder agree, jointly and severally, to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholder under this Agreement.

         9.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company and the Selling Securityholder jointly and severally agree to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and the Company and the Selling Securityholder jointly and severally agree to reimburse each such Underwriter and controlling person for any legal or other actual out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in the Offering Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a

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material fact contained in any Preliminary Prospectus or the Prospectus (as
amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company and the Selling Securityholder contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses that arise out of or are based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(b) below and (2) the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus or Offering Memorandum shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented or, in the case of purchasers resident in Ontario, Canada, the revised Offering Memorandum) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented or, in the case of purchasers resident in Ontario, Canada, the revised Offering Memorandum) unless the failure is the result of noncompliance by the Company with paragraph (a) of
Section 6 hereof. The indemnity agreements of the Company and the Selling Securityholder contained in this paragraph (a) and the representations and warranties of the Company and the Selling Securityholder contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of any payment for the Shares.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its executive officers, each of its directors, and each person (including each partner or officer thereof) who controls the Company within the meaning of Section 15 of the Act, and the Selling Securityholder from and against any and all losses,

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


claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other actual out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto or in the Offering Memorandum or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other actual out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by the indemnified parties in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus and the Offering Memorandum furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page of the Prospectus concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page of the Prospectus, the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting" in the Prospectus and the information appearing under the caption "Representation by Purchasers" in the Offering Memorandum. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect

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regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

                  (c) Each party indemnified under the provision of paragraphs
(a) and (b) of this Section 9 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (a "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the

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


indemnified party or parties shall be entitled, at its or their own expense to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. It is understood that the indemnifying parties shall not, in respect of the legal defenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 9 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that
(A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause
(i) of the proviso to the second preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding. The indemnifying party or parties shall not be liable for any settlement of any proceeding effected without its or their written consent, provided such consent has not been unreasonably withheld.

                  (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 9, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 10 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the

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

offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Securityholder and the total underwriting discount and commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparation to defend or defense against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

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                  Each party entitled to contribution agrees that upon the
service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 9).

                  (e) Neither the Company nor the Selling Securityholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (f) The liability of the Selling Securityholder under the Selling Securityholder's representations and warranties contained in Section 2 hereof and under the indemnity and reimbursement agreements contained in the provisions of this Section 9 and Section 11 hereof shall be limited to an amount equal to the initial public offering price of the stock sold by the Selling Securityholder to the Underwriters. The Company and the Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         10. TERMINATION. This Agreement may be terminated by you at any time on or prior to the Closing Date or on or prior to any later Option Closing Date, as the case may be, by giving written notice to the Company and the Selling Securityholder (i) if the Company or the Selling Securityholder shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to any later Option Closing Date, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Securityholder is not fulfilled, or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the

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Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such trading exchanges or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such character as to have a Material Adverse Effect regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in the reasonable judgment of the Representatives makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have occurred an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or other national or international calamity, hostilities or crisis or the declaration by the United States of a national emergency which, in the reasonable judgment of the Representatives, adversely affects the marketability of the Shares, or (vi) if since the respective dates as of which information is given in the Registration Statement, the Offering Memorandum and the Prospectus, there shall have occurred any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the business affairs, management, or business prospects of the Company, whether or not arising in the ordinary course of business, or (vii) if any foreign, federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in the reasonable judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company, or trading in the Common Stock shall have been suspended, or (viii) there shall have occurred a material adverse decline in the value of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or (ix) action shall be taken by any foreign, federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable judgment of the Representatives, has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated in accordance with this Section 10, there shall be no liability of the Company or the Selling Securityholder to the

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Underwriters and no liability of the Underwriters to the Company or the Selling
Securityholder; provided, however, that in the event of any such termination the Company and the Selling Securityholder agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholder under this Agreement, including all costs and expenses referred to in Section 7.

         If you elect to terminate this Agreement as provided in this Section 10, the Company shall be notified promptly by you by telephone or telecopy, confirmed by letter within 24 hours of such notice by telephone or telecopy.

         11.      REIMBURSEMENT OF CERTAIN EXPENSES.

                  (a) In addition to their other obligations under Section 9 of this Agreement (and subject to the limitation on reimbursement of expenses set forth in Section 9(c) and subject, in the case of Selling Securityholder, to the provisions of paragraph (f) of Section 9), the Company and the Selling Securityholder hereby jointly and severally agree to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of
Section 9 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

                  (b) In addition to their other obligations under Section 9 of this Agreement (and subject to the limitation on reimbursement of expenses set forth in Section 9(c)), the Underwriters hereby agree to reimburse on a quarterly basis the Company and the Selling Securityholder for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (b) of Section 9 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and

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enforceability of the obligations under this Section 11 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the Company and the Selling Securityholder shall promptly refund it and (ii) the Company and the Selling Securityholder shall provide to the Underwriter, upon request, reasonable assurances of its ability to effect any refund, when and if due.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Securityholder and the several Underwriters and, with respect to the provisions of Section 9 hereof, the several parties (in addition to the Company, the Selling Securityholder and the several Underwriters) indemnified under the provisions of said Section 9, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

                  13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered by hand or telecopy to UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Mr. Richard Messina, Telecopy No. (212) __________, with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, Attention: Earl D. Weiner, Esq., Telecopy No. (212) 558-3588; and if to the Company or the Selling Security Holder, shall be mailed or delivered by hand or telecopy to it or him at the Company's office, 529 Fifth Avenue, New York, New York 10017, Attention: Executive Vice President and Chief Financial Officer, Telecopy No. (212) 697-3197, with a copy to Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, Attention:
Frederick J. Cummings, Esq., Telecopy No. (212) 972-9150. All notices given by telecopy shall be confirmed by letter delivered by hand or courier no later than 5:00 p.m. on the business day next following the day of delivery of such notice by telecopy.

                  14. AMENDMENTS AND WAIVERS. Any provisions of this Agreement may be amended or waived prior to the Closing Date if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party

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against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         16. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(i) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or the Selling Securityholder or the Company's respective directors or officers, and (ii) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         You will act as Representatives of the several Underwriters in all dealings with the Company under this Agreement, and any action under or in respect of this Agreement taken by you jointly or by UBS Securities LLC, as Representatives, will be binding upon all of the Underwriters, and the Company and the Selling Securityholder shall be entitled to rely on any such action taken by you jointly or by UBS Securities.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                           [INTENTIONALLY LEFT BLANK]

         Please sign and return to the Company and to the Selling Securityholder in care of the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement among the Company, the Selling Securityholder and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            LAZARE KAPLAN INTERNATIONAL INC.

                                            By:_________________________
                                               Name:
                                               Title:

SELLING SECURITYHOLDER

Maurice Tempelsman

______________________



The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

UBS SECURITIES LLC
FURMAN SELZ LLC

By:      UBS SECURITIES LLC
         for itself and as attorney-in-fact
         for Furman Selz LLC

By: ______________________________
    Title:

Acting on behalf of the several
Underwriters, including themselves,
named on Schedule A hereto.

                                   SCHEDULE A

                                  UNDERWRITERS


                                                                  Number of
                                                                   Shares
                                                                    to be
          Underwriters                                            Purchased
          ------------                                            ---------
UBS Securities LLC............................................................

Furman Selz LLC ..............................................................



Total    [        ]
         ==========

                                   SCHEDULE B

                             SELLING SECURITYHOLDER

Maurice Tempelsman
c/o Lazare Kaplan International Inc.
529 Fifth Avenue
New York, New York 10017

400,000 shares

                                   SCHEDULE C

                  STOCKHOLDERS TO ENTER INTO LOCK-UP AGREEMENTS

Maurice Tempelsman
Leon Tempelsman
Leon Tempelsman & Son
c/o Lazare Kaplan International Inc.
529 Fifth Avenue
New York, New York 10017

                                   APPENDIX A

                  FORM OF OPINION OF COUNSEL TO THE COMPANY AND THE SELLING SECURITYHOLDERS

                  Warshaw Burstein Cohen Schlesinger & Kuh, LLP shall opine to the effect that:

                  (A) The Company has been duly organized and is validly existing as a corporation, and is in good standing under, the laws of the State of Delaware;

                  (B) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect;

                  (C) Other than the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity. Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement. Each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                  (D) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $1.00 par value, of which there are outstanding __ shares (including the Firm Shares plus the number of Option Shares issued on the date hereof); the authorized shares of the Company's Common Stock have been duly authorized; the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right known to such counsel;

                  (E) The Shares to be issued by the Company pursuant to this Agreement have been duly authorized and will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, validly issued, fully paid and nonassessable, and, to the knowledge of such counsel, the stockholders of the Company do not have any preemptive right, co-sale right, registration right, right of first refusal or other similar right, which rights have not previously been waived, in connection with the purchase or sale of any of the Shares;

                  (F) Good and marketable title to the shares of the Shares sold by the Selling Securityholders under the Underwriting Agreement, free and clear of all liens, encumbrances, equities, security interests and claims, have been transferred to the Underwriters who have severally purchased such Shares under the Underwriting Agreement, assuming for the purpose of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims;

                  (G) The Company has full corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Firm Shares or the Option Shares, as the case may be, to be issued and sold by it hereunder;

                  (H) The Underwriting Agreement has been duly executed and delivered by or on behalf of the Selling
Securityholder;

                  (I) The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and the Selling Securityholders;

                  (J) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the

Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                  (K) The Registration Statement, all Preliminary Prospectuses, the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations and to such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described in, or filed as an exhibit to, the Registration Statement which are not described or filed as required by the Act and the applicable Rules and Regulations;

                  (L) The terms and provisions of the capital stock of the Company conform to the description thereof contained in the Registration Statement and the Prospectus, and the information in the Prospectus under the caption "Description of Capital Stock", to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct, and the form of certificate evidencing the Common Stock complies with the applicable provisions of Delaware law;

                  (M) The statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations, including the Delaware corporation law and the description of the certificate of incorporation and bylaws are accurate and fairly and correctly present the information required to be presented by the Act or the Rules and Regulations in all material respects; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required;

                  (N) The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters; provided that such counsel shall be entitled to rely on representations of the Company with respect to certain factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects;

                  (O) The information required to be set forth in the Registration Statement in answer to Items 9 and 10 (insofar as it relates to such counsel) of Form S-2 is to the best of such counsel's knowledge accurately and adequately set forth therein in all material respects or no response is required with respect to such Items;

                  (P) The execution, delivery and performance of this Agreement and the consummation of the transactions therein contemplated do not and will not (a) conflict with or result in a breach of any of the terms or provisions of or, constitute a default under, the certificate of incorporation or bylaws of the Company, any agreement or document filed as an exhibit to the Registration Statement, or any statute, rule or regulation applicable to the Company or the Selling Securityholders (except that no opinion need to be expressed with respect to compliance with federal and state securities laws) or (b) to the knowledge of such counsel, result in the creation or imposition of any lien or encumbrance upon any of the assets of the Company or the Selling Securityholders pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company is a party or by which its property is bound or (c) to the knowledge of such counsel, conflict with or result in a violation or breach of, or constitute a default under, any applicable license, authorization, approval, permit, judgment, franchise, order, writ or decree of any court or governmental agency or body;

                  (Q) The Company has the corporate power and authority to own or lease all of the assets owned or leased by it and to conduct its business, in each case as described in the Registration Statement and the Prospectus, and has all licenses, permits, consents, orders, approvals and authorizations of any federal or state government authority that are necessary to conduct its business as described in the Registration Statement and the Prospectus, except where failure to have such licenses, permits, consents, orders, approvals and authorizations would not have a Material Adverse Effect.

                  (R) Based insofar as factual matters with respect to the Shares to be sold by the Selling Securityholders are concerned solely upon certificates of the Selling Securityholders, the accuracy of which counsel has no reason to question no authorization, approval, consent, order, designation or declaration of or filing by or with any governmental authority or agency is necessary in connection with the execution and delivery of this Agreement by the Company and the Selling Securityholders and the consummation of the transactions therein contemplated, except such as may have been obtained under the Act and the Rules and Regulations or such as may be required under state securities or Blue Sky laws or by the bylaws and rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

                  (S) The Company is not in violation of its certificate of incorporation or bylaws, and to the best of such counsel's knowledge, the Company is not in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and, to the best of such counsel's knowledge, the Company is in compliance with all laws, rules, regulations, judgments, decrees, orders and statutes of any court or jurisdiction to which it is subject, except where noncompliance would not materially adversely affect the Company;

                  (T) To such counsel's knowledge, there are no pending or threatened actions, suits, claims, proceedings or investigations that, if successful, would have a Material Adverse Effect or would limit, revoke, cancel, suspend, or cause not to be renewed any existing license, certificate, registration, approval or permit, known to such counsel, from any state, federal, or regulatory authority that is material to the conduct of the business of the Company as presently conducted, or that is of a character otherwise required to be disclosed in the Registration Statement or the Prospectus under the Act or the applicable Rules and Regulations;

                  (U) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of shares of Common Stock or other securities of the

Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having registration rights with respect to shares of Common Stock or other securities have, with respect to the offering contemplated hereby, waived such rights or such rights have otherwise been waived or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

                  (V) No transfer taxes are required to be paid in connection with the sale or delivery to the Underwriters of the Firm Shares or the Option Shares;

                  (W) The Shares sold by the Selling Securityholders are listed and duly admitted to trading on the American Stock Exchange, and the Shares issued and sold by the Company will have been duly authorized for listing by the American Stock Exchange upon official notice of issuance.

                  In addition, such counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Selling Securityholders, the Representatives, Underwriters' Counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective the Registration Statement (except as to financial statements, financial and statistical data and supporting schedules contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later Option Closing Date, as the case may be, the Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under,which they were made, not misleading.

                  Counsel rendering the foregoing may rely (i) as to questions of law not involving the laws of the State of New York, the United States or the General Corporation Law of the State of Delaware upon opinions of local counsel, and (ii) as to questions of fact upon representations of the Selling Securityholders and representations or certificates of officers of the Company and of governmental officials, as the case may be, in which case its opinion is to state that it is so doing and that it has no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates, and that they believe that they and the Underwriters are justified in relying on such opinions or certificates. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.